SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K



                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) January 10, 2001



                                  ZAPWORLD.COM
             (Exact Name of Registrant as Specified in Its Charter)


                                   CALIFORNIA
                 (State or Other Jurisdiction of Incorporation)


                 000-30300                                94-3210624
         (Commission File Number)           (I.R.S. Employer Identification No.)


         117 Morris Street, Sebastopol, California                    95472
         (Address of Principal Executive Offices)                   (Zip Code)


                                 (707) 824-4150
              (Registrant's Telephone Number, Including Area Code)

Item 5.  Other Events

         On January 10, 2001, ZAPWORLD.COM issued the attached press release announcing the resignation of John R. Dabels as President and as a member of the Board of ZAPWORLD.COM. Reference is made to the press release, which is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Number                               Description
------                               -----------

99.1 Press release announcing the resignation of John R. Dabels as President and as a member of the Board of ZAPWORLD.COM.


SIGNATURES

         Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ZAPWORLD.COM
                                        ----------------------------------------
                                                  (Registrant)

                                        By:  /s/ Gary Starr
                                        ----------------------------------------
Date:     January 10, 2001              Gary Starr, Chief Executive Officer